SUPPLEMENT TO THE PROSPECTUS OF

TCW GALILEO FUNDS, INC.

Dated:    March 1, 2002

Under the section titled “TCW Galileo High Yield Bond Fund” beginning at page 62, Mark D. Senkpiel is deleted as a portfolio manager.

Under the section titled “Portfolio Managers” beginning at page 82, Mark D. Senkpiel is deleted.

October 22, 2002
GALNP